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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 23, 1997
                                                 -----------------

                          Applied Digital Access, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                      000-23698                 68-0132939
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)



   9855 Scranton Road, San Diego, California                            92121
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 (Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code     (619) 623-2200
                                                   --------------------------


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         (Former name or former address, if changed since last report.)





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ITEM 5. OTHER EVENTS.

        On December 23, 1997, Applied Digital Access, Inc., a California corporation ("ADA California"), merged into Applied Digital Access, Inc., a Delaware corporation (the "Company") to effect a reincorporation into Delaware. Pursuant to the Agreement and Plan of Merger between the Company and ADA California, (i) each share of ADA California's Common Stock, no par value (the "ADA California Common Stock"), was automatically converted into one share of the Company's common stock, $0.001 par value (the "Common Stock"), on the effective date of the merger and (ii) each outstanding and unexercised option or other right to purchase ADA California Common Stock became an option or other right to purchase the Company's Common Stock on the basis of one share of the Company's Common Stock for each share of ADA California Common Stock issuable pursuant to any such option or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such ADA California option or stock purchase right. Pursuant to the Agreement and Plan of Merger between the Company and ADA California, the Company succeeded by operation of law to all of the assets and liabilities of ADA California.

        This description is a summary only and is qualified by reference in its entirety to the documents filed.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements:  Not applicable.

        (b)    Pro Forma Financials:  Not Applicable

        (c)    Exhibits

               The following Exhibits are hereby filed as part of this Current Report on Form 8-K.


EXHIBIT        DESCRIPTION
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
2.1            Agreement and Plan of Merger, dated December 23, 1997, by and between the Company and ADA California.

3.1 Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 9, 1997.

3.2            Bylaws of the Company.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Applied Digital Access, Inc.



Date:  December 23, 1997               By: /s/ Peter P. Savage
                                          --------------------------------------
                                           Peter P. Savage
                                           Director, President and Chief
                                           Executive Officer







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                                  EXHIBIT INDEX


The following Exhibits are filed herewith:


EXHIBIT        DESCRIPTION
-------        -----------

2.1 Agreement and Plan of Merger, dated December 23, 1997, by and between the Company and ADA California.

3.1 Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 9, 1997.

3.2            Bylaws of the Company.



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